UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2020

EASTGROUP PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-07094	13-2711135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Parkway Place, Suite 100, Ridgeland, MS 39157
(Address of Principal Executive Offices, including zip code)

(601) 354-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of EastGroup Properties, Inc. (the “Company”) held on May 21, 2020, the Company’s shareholders (i) elected each of D. Pike Aloian, H.C. Bailey, Jr., H. Eric Bolton, Jr., Donald F. Colleran, Hayden C. Eaves, III, David H. Hoster II, Marshall A. Loeb, Mary E. McCormick and Leland R. Speed to the Company’s Board of Directors (the "Board"), (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
The results of the voting for the nine director nominees were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
D. Pike Aloian	26,091,335	8,636,857	122,293	1,871,132
H.C. Bailey, Jr.	32,324,657	2,499,253	26,575	1,871,132
H. Eric Bolton, Jr.	34,578,840	245,328	26,317	1,871,132
Donald F. Colleran	32,123,752	2,700,112	26,621	1,871,132
Hayden C. Eaves, III	26,062,826	8,761,048	26,611	1,871,132
David H. Hoster II	32,265,802	2,558,372	26,311	1,871,132
Marshall A. Loeb	34,374,344	450,760	25,381	1,871,132
Mary E. McCormick	25,688,726	9,097,611	64,148	1,871,132
Leland R. Speed	32,359,202	2,464,703	26,580	1,871,132
The results of the voting for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 were as follows:

Votes For	Votes Against	Abstentions
35,786,239	908,034	27,344
The results of the non-binding advisory vote on the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,149,212	558,920	142,353	1,871,132

Item 8.01    Other Events.
On May 21, 2020, in connection with a periodic review of the Company’s governance structure and upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed a new chair of each of its committees.  As a result, effective May 21, 2020, the chair of the Audit Committee will be Mary E. McCormick, the chair of the Compensation Committee will be H. Eric Bolton, Jr. and the chair of the Nominating and Corporate Governance Committee will be D. Pike Aloian. No other changes were made to the composition of the committees.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 27, 2020

EASTGROUP PROPERTIES, INC.

By: /s/ BRENT W. WOOD
Brent W. Wood Executive Vice President, Chief Financial Officer and Treasurer

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